EXHIBIT 99.1

CHINA-BIOTICS, INC.

AMENDED CHARTER OF THE NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS

Statement of Policy

There shall be a committee of the Board of Directors (the “Board”) of China-Biotics, Inc. (the “Company”) to be known as the Nominating Committee. The Nominating Committee shall be responsible for identifying individuals qualified to become board members, consistent with criteria approved by the Board, and recommending that the Board select the director nominees for election at each annual meeting of stockholders (or at any special meeting of stockholders called for the purpose of electing directors).

Organization

The Nominating Committee shall be composed at least three Directors designated by the Board to one-year terms. The Nominating Committee must at all times include a majority of the Company’s independent Directors. The independent Directors of the Nominating Committee shall (a) meet the independence requirements of the United States Securities and Exchange Commission (the “SEC”), the Marketplace Rules of the National Association of Securities Dealers, Inc., and any other applicable securities exchange, (b) be independent of the management of the Company and (c) be free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as committee members. The Board shall designate one member of the Nominating Committee to serve as Chairperson.

Except for Board and Nominating Committee fees, a member of the Nominating Committee shall not be permitted to accept any fees paid directly or indirectly for services as a consultant, legal advisor or financial advisor or any other fees prohibited by the rules of the SEC, NASDAQ and the American Stock Exchange. In addition, no independent member of the Nominating Committee may be an affiliated person of the Company or any of its subsidiaries. An affiliated person means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

The Nominating Committee shall generally meet as often as necessary to complete their assigned duties. Meetings of the Nominating Committee may be called by or at the request of the Board, the Chairperson of the Nominating Committee, any two members of the Nominating Committee, or the Chief Executive Officer (the “CEO”). Notice of a meeting of the Nominating Committee stating the place, day, and hour of the meeting shall be given to each member of the Nominating Committee at least seven days prior thereto by mail, personal delivery or by telephone, telegraph, electronically transmitted facsimile, or other form of wire or wireless communication. The method of notice need not be the same for each member of the Nominating Committee.

The Nominating Committee may meet by telephone conference call or by any other means permitted by law or the Company’s bylaws. At a meeting, the Nominating Committee may act with the unanimous vote of all members of the Nominating Committee. Without a meeting, the Nominating Committee may act by unanimous written consent of all members.

Any recommendations for director nominations approved by the Nominating Committee shall thereafter be submitted to the Board for approval. The Board is required to select the director nominees for election at each annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, by the majority vote of the Company’s independent directors.

The Nominating Committee may ask members of management, employees, outside counsel, consultants or others whose advice and counsel are relevant to the issues then being considered by the Nominating Committee, to attend any meetings and to provide such pertinent information as the Nominating Committee may request.

Responsibilities

The Nominating Committee’s responsibilities include: (1) assisting the Board of Directors by identifying individuals qualified to become Board members and to recommend to the Board the director nominees for the next Annual Meeting of Stockholders and from time to time to fill vacancies on the Board; (2) to make recommendations from time to time to the Board with regard to Board size and composition, including recommendations to increase or decrease the size of the Board or to change the mix of members; (3) to lead the Board in its reviewing the Board’s performance; and (4) to recommend to the Board director nominees for each committee and for the position of Chairperson of each committee.

The Nominating Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate governance principles and policies of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Nominating Committee will:

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Actively seek and evaluate individuals qualified to become directors for recommendation to the Board. The Nominating Committee shall also consider any candidate recommended by any of the Company’s stockholders of record, so long as such recommendation has been made in accordance with the Company’s by-laws and all of the policies adopted by the Nominating Committee.

•	Evaluate from time to time the appropriate size (number of members) of the Board and recommend any increase or decrease.

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Recommend, as appropriate, changes in the composition of the members to more accurately reflect the needs of the business, and in this connection propose the addition of members and the necessary resignation of members for purposes of obtaining the appropriate member(s) and skills.

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In evaluating a candidate for director, consider, in addition to criteria contained in the Company’s corporate governance principles and policies and such other criteria as the Nominating Committee shall consider appropriate under the circumstances, whether a candidate possesses the integrity, judgment, knowledge, experience, skills, expertise, and viewpoints that are likely to enhance the Board’s ability to manage and direct the affairs and business of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties. The Nominating Committee shall also take into account, as applicable, the satisfaction of any independence requirements imposed by law, regulation, and the Company’s policies. When considering director nominees recommended by a stockholder, the Nominating Committee may also consider the number of shares held by the recommending stockholder, the length of time that such shares have been held, and the relationship, if any, between the recommending stockholder and the proposed director nominee.

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Formally propose the slate of directors to be elected at each Annual Meeting of Stockholders and described in the Company’s proxy statement. The Nominating Committee shall annually nominate the officers of the Company for election by the Board.

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Retain and terminate any search firm to be used to identify director candidates and shall have authority to approve the search firm’s fees and other retention terms. The Nominating Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors at the Company’s expense.

•	Receive comments from all directors and report annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year.

•	Recommend nominees for the Compensation and Audit Committees and their respective Chairpersons.

•	Form and delegate authority to subcommittees when appropriate.

•	Make regular reports to the Board.

•	Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval. The Nominating Committee shall annually review its own performance.

•	Assess, from time to time, the need for any new standing committees of the Board and make the appropriate recommendations to the full Board.

Minutes

A member of the Nominating Committee or a designee shall record the minutes of each meeting of the Nominating Committee, which shall be recorded or filed with the books and records of the Company.